NEW YORK KEYPORT ADVISOR
GROUP FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED MARCH 29, 2004
TO
PROSPECTUS DATED DECEMBER 31, 2002

This supplement replaces the supplement dated February 27, 2004.

This supplement contains information about the Liberty All-Star Equity Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Fund and liquidate it. The Fund currently is scheduled to be liquidated on April 23, 2004. Effective immediately, you may transfer your investment in the corresponding Sub-account to any other Sub-account available under your Contract, and that transfer will not count against any of the limitations allowed annually under your Contract. On the date of the Fund's liquidation, if you still have an investment in the corresponding Sub-account it will be transferred to the Liberty Money Market Sub-account.

Client Service Hotline
800-367-3653

Distributed by:
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

NYKA.SUP	3/04